UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2012

NOVAGEN SOLAR INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 994 7988

284 West Millbrook Road, Raleigh, North Carolina, 27609

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This document contains forward-looking statements which reflect the views of Novagen Solar Inc. and the members of management with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our Company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as "estimate," "expects", "project," "predict," "believe," "expect," "anticipate," "target," "plan," "intend," "seek," "goal," "will," "should," "may," "targets" or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements. We undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect us and to take advantage of the "safe harbor" protection for forward-looking statements that applicable federal securities law affords.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which we conduct business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our operations, products, services, and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the statements in the section below entitled "Risk Factors" and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. We do not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

As used in this Current Report on Form 8-K, all references to the “Company,” “we,” “our”, “us” and “Novagen” refer to the Registrant.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

ACQUISITION OF RENEGADE STREETWEAR PTY LTD.

On June 25, 2012, Novagen completed the acquisition of all of the outstanding capital stock of Renegade Streetwear Pty Ltd., an Australian corporation ("Renegade"), from Rebecca Anderson, Robert Stapleton and Aija Annelli Haberman (the “Vendors”), for an aggregate of 400,000 shares of Novagen’s common stock.

The Board of Directors of Novagen has approved the acquisition of Renegade. None of the Vendors had a relationship with or was a party to any transaction with Novagen, any director or officer of Novagen or any associate of any such director or officer prior to the acquisition.

The foregoing description of the acquisition of Renegade does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement For Sale & Purchase of Shares, which was filed as Exhibit 2.1 to our Current Report on Form 8-K filed on July 16, 2012 and is incorporated herein by reference.

In accordance with Item 2.01(f) of Form 8-K, we are disclosing herein the information that would otherwise be required by Form 10, the general form for registration of securities. Please note that the information provided below relates to the combined operations of Novagen and its subsidiaries after the acquisition of Renegade.

BUSINESS

Corporate History

Novagen Solar Inc. (hereinafter, the “Company”), was incorporated in the State of Nevada, U.S.A., on June 22, 2005, as Pickford Minerals, Inc. The Company was originally engaged in the exploration of mineral deposits in Labrador, Newfoundland, but was unable to implement its exploration program. In April 2009, the Company began to pursue business opportunities relating to photovoltaic solar energy. On May 12, 2009, the Company changed its name to Novagen Solar Inc.

On December 7, 2011, there was a change in control of the Company when Twenty Second Trust, a trust organized under the laws of the State of Queensland, Australia, acquired control of the Company by purchasing 67% of the issued and outstanding shares of the Company’s common stock from shareholders of the Company. Following the change in control, the Company’s Board of Directors determined that the Company should expand its business to include the development of environmentally sustainable energy solutions through innovative and eco-friendly products and technologies.

On January 3, 2012, the Company formed Novagen Pty Ltd. under the laws of Australia, as a wholly owned operating subsidiary. Novagen Pty Ltd is engaged in the manufacture and distribution of products for commercialization in the area of solar energy and other clean technologies including low carbon emission engines. Novagen Pty Ltd operates from leased premises situated at Helensvale, Queensland for use as a workshop and employs seven full time employees, including qualified mechanics, machinists, a draughtsman and administrative support.

As part of the change in control and the incorporation and acquisition of new Australian subsidiaries, the Company entered into a new development stage for accounting purposes on January 1, 2012.

On January 17, 2012, the Company formed Novagen Productions Pty Ltd. under the laws of Australia, as a wholly owned non-operating subsidiary.

On March 2, 2012, the Company formed Novagen Finance Pty Ltd under the laws of Australia as a wholly owned operating subsidiary. Novagen Finance Pty Ltd operates as an internal finance company for Novagen and its subsidiaries (the “Novagen Group”).

On June 25, 2012, the Company completed the acquisition of all of the outstanding capital stock of Renegade Streetwear Pty Ltd, an Australian corporation ("Renegade"), for an aggregate of 400,000 shares of the Company’s common stock. Renegade is in the business of design, manufacture and distribution of V-Twin engines, custom motorcycles and related urban clothing under the Renegade brand. Management believes that the acquisition of Renegade will enable the Company to accelerate its development of products and services that provide clean technology solutions for today’s global challenges.

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Our currently available capital and cash flow has been generated through share subscriptions and loans from management and non-affiliated third parties and it is management’s intention that this will continue together with increases in revenue.

Our ultimate success will depend upon our ability to raise capital including joint venture projects and debt or equity financings. Future financings through equity investments are likely to be dilutive to existing stockholders. Also, the terms of securities we may issue in future capital transactions may be more favorable for our new investors. Newly issued securities may include preferences, superior voting rights, and the issuance of warrants or other derivative securities, which may have additional dilutive effects. Further, we may incur substantial costs in pursuing future capital and financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will adversely impact our financial condition.

Our ability to obtain needed financing may be impaired by such factors as the capital markets, both generally and specifically in the renewable energy industry, and the fact that we have not been profitable, which could impact the availability or cost of future financings.

Our Corporate Structure

All of our business operations are conducted through our Australian subsidiaries. The chart below presents our corporate structure.

 Overview

The world economy has developed rapidly over the past 200 years, significantly expanding opportunities and lifting the living standards of billions of people. However, as the world economy has grown, it has produced large amounts of carbon pollution: the release of carbon dioxide and other greenhouse gases into the atmosphere.

When we burn fossil fuels like coal, oil or gas we generate carbon pollution. Carbon pollution also comes from clearing trees and vegetation, the breakdown of food and plant waste, some aspects of farming such as raising cattle and sheep and using fertilizers, and from some industrial processes such as making cement, aluminum or steel.

Greenhouse gases in the atmosphere trap radiation given off by the Earth. This helps keep the planet warm enough to sustain life. Since the Industrial Revolution, however, the amount of greenhouse gases in the atmosphere has risen significantly. The rising concentrations of greenhouse gases, like carbon dioxide, cause the atmosphere and the Earth’s surface to heat up. Scientists have estimated that humans are responsible for nearly a third of the carbon dioxide now in the atmosphere.

It is beyond reasonable doubt that human activities – the burning of fossil fuels and deforestation – are triggering the changes we are witnessing in the global climate (Australian Climate Commission, The Critical Decade, 2011).

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If carbon pollution is not curtailed, the world risks serious effects from climate change. Global average temperatures could increase by up to 6.4 degrees Celsius above 1990 temperatures by 2100. Sea levels are estimated to rise by between 0.5 and 1 meter by 2100 from 2000 levels and the acidity of the world’s oceans will increase significantly, threatening species that cannot tolerate the more acidic environment. Cyclones, storms, floods and other extreme weather events are likely to change in severity or frequency. Rainfall patterns around the world will change, making some places drier and other places wetter.

Climate change is occurring, is very likely caused primarily by the emission of greenhouse gases from human activities, and poses significant risks for a range of human and natural systems (U.S. National Academies of Science).

Novagen develops and markets products, materials and technologies that provide clean technology solutions for today’s global challenges. We are focused principally on the energy, environmental and infrastructure markets. Our management believes that the increasing demand for clean energy and the emphasis on sustainable renewable resources, provides an opportunity for us to develop multiple core products and services with near-term commercialization opportunities that will generate substantial value for our stockholders while contributing to energy security, social equity, and protection of the ecosystem upon which life depends.

Clean Technology

Clean technology refers to the application of innovative technologies to optimize the use of limited natural resources, offering a cleaner or less wasteful alternative to conventional energy practices and traditional products, materials and processes while adding economic value. The dramatic growth in clean technology’s global prominence can be attributed to national and global policy action, local market drivers, high energy prices, increasing technological maturity, better understanding of technology risk, public and private capital investment intended to promote clean technology and product development, and market acceptance of the relevance of clean technology solutions. Growth is happening in all sectors, countries and investment stages as the occurrence of climate change is no longer a topic that is debated, but rather a problem for which solutions are being sought.

We plan to identify, develop and commercialize solutions to address the need for renewable energy and clean technologies by developing proprietary technologies satisfying identified market needs and customer demands. We seek to capitalize on our opportunities at multiple points in the value chain based on our assessment of a number of factors, including capital requirements, time to market, distribution and sales channels and the regulatory environment. Working alone or in collaboration with others, we plan to develop and sell manufactured products to end users, provide materials or components to other companies for use in the manufacture of their products, or enter into license arrangements.

Our goal is to become a leading provider of clean technology products, advanced materials and process technologies for the energy and environmental markets. The key elements of our strategy are as follows:

•	Provide economical clean technology solutions to our customers and partners. As government regulations become increasingly stringent and environmental issues are brought to the forefront of corporate responsibility and consumer focus, it is vital that our products, materials and technologies provide effective and economical solutions for our customers and collaborative partners. We are therefore focused on developing highly effective clean technology solutions that offer significant cost savings and efficiency advantages.

•	Focus on high-value products, advanced materials and processes with clear near-term commercial opportunities. We intend to pursue the manufacture and sale of products, materials and technologies that are capable of generating and sustaining high gross profit margins. Utilizing proprietary technologies, we plan to create solutions that offer customers significant value beyond what is available today with conventional products, materials and processes. All of our initiatives will be analyzed and evaluated for near-term commercial viability, market size and potential customer interest before we invest our resources in research and development.

•	Expand and leverage our strategic and business alliances for market penetration. We are pursuing the development of domestic and international strategic and business alliances, which may take the form of joint ventures, strategic partnerships, cost savings agreements or distribution and marketing arrangements in order to accelerate our penetration into both domestic and international energy, environmental and infrastructure markets.

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•	Pursue growth through selected acquisitions. We intend to grow our business through the selective acquisition of businesses, products or intellectual property that will serve strategic business and technology purposes.

We have only recently commenced operations to include the development of clean technology products, advanced materials and process technologies. We do not presently have any products, materials or technologies that can be commercialized. There is no assurance that we will ever develop any products, materials or process technologies, or that if we do, that we will ever be able to commercialize them profitably.

Clean Engine Technologies

The reciprocating internal combustion engine has been in commercial operation for more than a century with many advances in technical operation resulting in numerous differentiated designs, including two stroke, four stroke, rotary, turbine, radial, in-line, v block, boxer, side valve and overhead engines. Over the past century, in-line and V-block engines have become the dominant configurations in non-aircraft commercial applications.

Novagen intends to develop engines based on innovative designs and technology that can be powered by gasoline, diesoline, biofuels, liquid petroleum gas, steam, permanent magnets and other alternative energy sources.

On June 25, 2012, Novagen acquired Renegade Streetwear Pty Ltd., an Australian corporation engaged in the development and manufacture of V-Twin motorcycle engines ("Renegade"). As an original equipment manufacturer, Renegade has developed and manufactured several V-twin motorcycle engines for worldwide distribution.

Prohibitive production costs for Renegade engines have resulted in sales of only 60 engines worldwide since Renegade commenced operations on 12th April, 2011. Novagen’s management intends to combine elements of the Renegade engine with its own engine products, materials and technologies, to produce engines that can be commissioned into industry, aerospace, marine and automotive applications. Novagen plans to utilize economies of scale not formerly available to Renegade to reduce production costs, and achieve profitability within the next 12 months. There is no assurance that we will succeed in developing an engine, or that if we do, that we will ever be able to commercialize it profitably.

Related Businesses

In addition to developing, manufacturing and distributing V-Twin motorcycle engines and custom motorcycles, Renegade profitably sells apparel bearing the Renegade brand. Novagen intends to continue the apparel business in conjunction with Renegade’s motorcycle operations for the foreseeable future.

Suppliers

We are not presently substantially dependent on any third-party manufacturers or suppliers. We intend to remain independent of any one technology or equipment vendor.

Sales and Marketing

We do not presently have any products ready for commercialization. To date, our commercialization efforts have focused on establishing strategic arrangements and business alliances to assist us in assessing the commercial potential of the products and technologies we are developing, define our market opportunities, identify our customer base and access our markets.

We believe that, depending upon the size of the projects, it is likely that a significant portion of our initial business will derive from a small number of customers. There can be no assurance that the loss of any such customer would not adversely affect our business or results of operations. We expect that our customer mix will change as we expand our operations.

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Manufacturing

Our Queensland facility currently has approximately 3,300 square feet dedicated to pilot scale manufacturing of our products and materials. We believe that our Queensland facility provides sufficient capacity to meet the limited manufacturing activities in which we plan to engage for the first six months of fiscal 2012. We expect to increase our current in-house manufacturing capabilities and significantly expand our contract manufacturing relationships in 2012.

We will consider a variety of factors in determining whether to conduct manufacturing activities in-house or through third-party contract manufacturers, including whether a particular product has a well-developed commercial supply base and whether we believe we can maintain control over the use and exploitation of our intellectual property through outsourcing. When the supply base is not developed or our materials, designs or processes require greater trade secret protection, we will develop our own manufacturing infrastructure.

Competition

The renewable energy and clean technology markets are intensely competitive and rapidly evolving. We face significant competition with respect to the products and materials that we intend to commercialize. We have only recently commenced operations as a developer of products, materials and processes within the renewable energy and clean technology sectors and do not presently hold a significant competitive market position in either of them.

Since our products and advanced materials are based upon new technologies that have not been widely commercialized, we face intense competition not only at the product and material level for market share, but also at the technology level for market acceptance.

Our competition includes not only other new technology solutions, but also well-established conventional technologies. Most of our competitors have substantially greater financial, research and development, manufacturing and sales and marketing resources than we do, and may complete research, development and commercialization of products and materials more quickly and effectively than we can. They have the capacity to develop new materials and products in-house in an attempt to address new restrictions or new market opportunities around the world. We also face competition from small and emerging businesses, as well as academic institutions, governmental agencies and other public and private organizations pursuing the development of technology that can be used for applications similar to those of our products.

We expect competition to intensify greatly as the need for new, clean energy alternatives becomes more apparent and continues to increase.

Research and Development

We commenced operations as a developer of renewable energy and clean technology products, materials and processes on January 3, 2012, and have only just established our research and development facilities with a view to developing products for commercialization.

We may conduct research or development ourselves, or in conjunction with others. When we collaborate on the development of any intellectual property, we will seek ownership of the intellectual property or the exclusive worldwide right to exploit such intellectual property. We have not established a budget for contributions to research and development. Where appropriate, we may also acquire, commercialize and improve new or existing technologies.

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Intellectual Property

The proprietary nature of, and protection for, our products, materials, processes and know-how are important to our business. We will seek patent protection in the United States and internationally for our intellectual property where available and when appropriate. In addition, we rely on trade secrets, know-how and continuing innovation to develop and maintain our competitive position.

Our policy is to patent or in-license the technology, inventions and improvements that we consider important to the development of our business.

We do not currently have any patents or patent applications that we either own or that we have licensed.

Regulations

The market for electricity generation products is heavily influenced by national, regional and local government regulations and policies concerning the electric utility industry, as well as internal policies and regulations promulgated by electric utilities. These regulations and policies often relate to electricity pricing and technical interconnection of customer-owned electricity generation. In North America, Australia and a number of other countries, these regulations and policies are being modified and may continue to be modified. Customer purchases of, or further investment in the research and development of, alternative energy sources, including solar power technology, could be deterred by these regulations and policies, which could result in a significant reduction in the potential demand for our solar products.

Our operations are subject to a variety of national, federal, regional and local laws, rules and regulations relating to worker safety and the use, storage, discharge and disposal of environmentally sensitive materials. Because we outsource and do not manufacture our solar power systems, we do not use, generate, store or discharge toxic, volatile or otherwise hazardous chemicals and wastes.

Other than the filing of patent applications with the respective governmental bodies, we are not aware of any approval of our clean technology products, materials or processes that may be required from government authorities at this stage in our development. However, once a product is ready to be commercialized, the governmental approval and regulatory process may become substantial.

We believe that we are in compliance in all material respects with all laws, rules, regulations and requirements that affect our business. Further, we believe that compliance with such laws, rules, regulations and requirements does not impose a material impediment on our ability to conduct business.

Government Subsidies and Incentives

We believe that economic and national security issues, technological advances, environmental regulations seeking to limit emissions by fossil fuel, air pollution regulations restricting the release of greenhouse gasses, aging electricity transmission infrastructure and depletion and limited supply of fossil fuels, has made reliance on traditional sources of fuel for generating electricity less attractive. Government policies, in the form of both regulation and incentives, have accelerated the adoption of renewable energy and clean technologies by businesses and consumers. If any of these subsidies or incentives are discontinued, reduced or substantially modified, if growth in any such subsidies or incentives is reduced, or if renewable portfolio standards or similar production requirements are changed or eliminated, demand for our products could decline or never develop, and our results of operations and financial condition could be materially and adversely affected as a result.

Environmental

We are not aware of any environmental laws that are currently applicable to our business, or which could result in any material compliance costs to us or effects on our business.

Facilities

Our principal facilities are located in Queensland, Australia, where we lease approximately 3,300 square feet of commercial space through our subsidiary, Novagen Pty Ltd.

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Employees

Novagen Solar Inc. does not have any employees other than our officers and directors. Our wholly owned subsidiary, Novagen Pty Ltd. presently employs seven full-time employees and one part-time employee.

RISK FACTORS

Any investment in our common stock involves a high degree of risk. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed and our shareholders could lose all or part of their investment.

Any investment in the Company involves a high degree of risk. In addition to the other information in this prospectus, the following risk factors should be carefully considered in evaluating an investment in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed and our stockholders could lose all or part of their investment. This discussion also identifies important cautionary factors that could cause our actual results to differ materially from those we currently anticipate.

(1)	It is impossible to evaluate the investment merits of Novagen because we have no operating history.

We recently commenced a new development stage with no operating history upon which an evaluation of our future success or failure can be made. Thus far, our activities have been primarily limited to organizational matters, taking delivery of product samples, sales promotion, raising capital, and the preparation and filing of our securities filings and this prospectus. As a start-up enterprise, we are subject to all the risks inherent in the initial organization, financing, expenditures, complications and delays inherent in a new business. Investors should evaluate an investment in our company in light of the uncertainties encountered by start-up companies in a competitive environment. There can be no assurance that our business will be successful or that we will be able to attain profitability. Our future viability, profitability and growth will depend upon our ability to successfully implement our business plan and to expand our operations. There can be no assurance that any of our efforts will prove successful or that we will not continue to incur operating losses in the future.

(2)	Our auditors have expressed substantial doubt about our ability to continue operations as a "going concern”.

Since inception, we have suffered recurring losses and net cash outflows from operations, and we expect to continue to incur substantial losses to implement our business plan. Thus far, we have funded operations through common stock issuances and related party loans in order to meet our strategic objectives. We have not established any other source of equity or debt financing. There can be no assurance that we will be able to obtain sufficient funds to implement our business plan. As a result of the foregoing, our auditors have expressed substantial doubt about our ability to continue as a going concern. If we cannot continue as a going concern, then investors may lose all of their investment.

(3)	We will need additional financing to execute our business plan and fund operations, which might not be available on reasonable terms or at all.

Our currently available capital and cash flows from operations are insufficient to execute our business plan and fund business operations long enough to become cash flow positive or to achieve profitability. Our ultimate success will depend upon our ability to raise capital. There can be no assurance that additional funds will be available when needed from any source or, if available, will be available on terms that are acceptable to us.

We will be required to pursue sources of additional capital through various means, including joint venture projects and debt or equity financings. Future financings through equity investments are likely to be dilutive to existing stockholders. Also, the terms of securities we may issue in future capital transactions may be more favorable for our new investors. Newly issued securities may include preferences, superior voting rights, and the issuance of warrants or other derivative securities, which may have additional dilutive effects. Further, we may incur substantial costs in pursuing future capital and financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will adversely impact our financial condition.

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Our ability to obtain needed financing may be impaired by such factors as the capital markets, both generally and specifically in the renewable energy and clean technology industries, and the fact that we have not been profitable, which could impact the availability or cost of future financings. If the amount of capital we are able to raise from financing activities, together with our revenue from operations, is not sufficient to satisfy our capital needs, even to the extent that we reduce our operations accordingly, we may be required to cease operations.

(4)	Our products, materials and technologies, even if successfully developed, may not achieve market acceptance or be successfully commercialized.

We do not presently have any products, materials or technologies ready for commercialization. Earning revenue and achieving profitability will depend substantially on our ability to achieve wide-scale market and customer acceptance of our clean technology solutions. Such acceptance will depend, in large part, on the continuation of recent trends in the energy, environmental and infrastructure markets for effective and economic clean technology solutions to address global concerns. Significant markets may never develop for clean technology solutions in general or for our solutions in particular, or these markets may develop more slowly than we anticipate as a result of many factors, some of which are beyond our control, including:

➢	changes in government policies and regulations that make it more difficult, time-consuming or costly to adopt clean technology alternatives;
➢	any reduction in domestic or international government funding, incentives or other support of clean technology solutions;
➢	the emergence of more competitive technologies and products, including other clean technologies and products that could render our products obsolete;
➢	an unwillingness by large industry players to commit the resources necessary to modify, expand or adopt new production methods necessary to incorporate our products as components of, or additives to, their products;
➢	perceptions or concerns regarding the safety or reliability of new technologies in general or our products and advanced materials (or the end-user products which incorporate them) in particular;
➢	the availability of cheaper or more effective alternative technologies or products; or
➢	the lack of sufficient financial or economic incentives, including incentives established by government agencies.

If we are unable to achieve wide-scale commercial acceptance of our products, materials and technologies by our target markets and potential customers in a timely manner, we will be unable to generate significant revenue or build a sustainable or profitable business.

(5)	Our ability to commercialize our products, advanced materials and process technologies will depend, in large part, on the efforts of third parties and collaborative arrangements, over which we may have little or no control.

We will need to leverage the financial, development, manufacturing, marketing and sales capabilities of collaborative partners in order to commercialize most of our products, materials and technologies; however, we may have limited or no control over our partners’ development and commercialization schedules or the sales and marketing of their end-user products. There is no assurance that any of our future partners will perform their development, manufacturing, marketing or sales obligations in a timely manner or will devote sufficient resources to the collaborative effort. Our partners may elect not to proceed with the development of our products, materials or technologies for a variety of reasons, including their intentions to develop competing technologies, changes in strategic focus or personnel, budgetary constraints, general economic conditions, environmental concerns, changes in the marketplace, regulatory issues or other reasons. If our partners fail to provide sufficient resources to the development and commercialization of their end-user products or elect not to proceed, our financial, development, manufacturing, marketing or sales efforts may be unsuccessful and we may be unable to generate significant revenue or achieve profitability

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(6)	We have limited manufacturing experience and may be unable to successfully develop, either in-house or through third parties, large-scale commercial manufacturing capabilities.

To date, our manufacturing activities have been limited to prototype development and pilot scale production of our products and materials. We will be required to manufacture commercial quantities of our products, materials and technology equipment that are substantially larger than our current capabilities or contract with third-party manufacturers with such capabilities in order to meet commercial demand, assuming it develops. There can be no assurance that we will be able to expand our in-house manufacturing operations, or that such expansion will be successful in terms of improving productivity, quality, compliance with applicable regulatory requirements or costs of production. Reliance on third-party manufacturing arrangements will subject us to the risks that:

➢	our products, materials and technology equipment may be in competition with other products or companies for access to these facilities and may be subject to delays in manufacture if our contract manufacturers give other products greater priority than our products, advanced materials and process technology equipment; or
➢	if our contract manufacturers are not satisfying our needs, retaining alternative qualified sources could be difficult, expensive and force us to temporarily suspend production.

As manufacturing becomes a larger part of our business, whether internally or through third parties, we will become increasingly subject to various risks associated with the manufacturing and supply of products, including the following:

➢	if we fail to supply products or materials in accordance with contractual terms, including terms related to time of delivery and performance specifications, we may become liable for direct, special, consequential and other damages, even if manufacturing or delivery was outsourced;
➢	raw materials used in the manufacturing process, labor and other key inputs may become scarce and expensive, causing our costs to exceed cost projections and associated revenues;
➢	manufacturing processes typically involve large machinery, fuels and chemicals, any or all of which may lead to accidents involving bodily harm, destruction of facilities and environmental contamination and associated liabilities that could exceed the limits of our insurance coverage; and
➢	we may have, and may be required to, make representations as to our right to supply or license intellectual property and to our compliance with laws, and such representations are usually supported by indemnification provisions requiring us to defend third parties and otherwise make them whole if we license or supply products that infringe on third-party technologies or violate government regulations.

Any failure to adequately manage risks associated with the manufacture and supply of our products and materials could lead to losses or significant liabilities, which would adversely affect our business, operations and financial condition.

(7)	We intend to expand our operations and increase our expenditures in an effort to grow our business, and if we are unable to achieve or manage significant growth and expansion, or if our business does not grow as we expect, our operating results may suffer.

During the past year, we have significantly increased our research and development expenditures in an attempt to accelerate the commercialization of certain products. Our business plan anticipates continued additional expenditures on development, manufacturing and other growth initiatives. We may not achieve significant growth. If achieved, significant growth would place increased demands on our management, accounting systems, network infrastructure and systems of financial and internal controls. We may be unable to expand associated resources and refine associated systems fast enough to keep pace with expansion. If we fail to ensure that our management, control and other systems keep pace with growth, we may experience a decline in the effectiveness and focus of our management team, problems with timely or accurate reporting, issues with costs and quality controls and other problems associated with a failure to manage rapid growth, all of which would harm our results of operations.

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(8)	We may not be able to protect our patents and other intellectual property, and we could incur substantial costs asserting, defending and maintaining our intellectual property rights.

Our intellectual property will be important to our business. We will rely on patents, trademarks and other policies and procedures related to confidentiality to protect our intellectual property. Our success depends in part on our ability to obtain and maintain intellectual property that protects our technologies and our nanotechnology-based products and advanced materials. Patent positions may be highly uncertain and may involve complex legal and factual questions, including the ability to establish patentability of the technology for which we seek patent protection. As a result, we cannot predict the breadth of claims that will ultimately be allowed in our patent applications, if any, including those we have licensed or the extent to which we may enforce these claims against our competitors. The degree of future protection for our proprietary rights is therefore highly uncertain and we cannot assure you that:

➢	we were the first to file patent applications or to invent the subject matter claimed in patent applications relating to the technologies or product candidates upon which we rely;
➢	others will not independently develop similar or alternative technologies or duplicate any of our technologies;
➢	others did not publicly disclose our claimed technology before we conceived the subject matter included in any of our patent applications;
➢	any of our pending or future patent applications will result in issued patents;
➢	any of our patent applications will not result in interferences or disputes with third parties regarding priority of invention;
➢	any patents that may be issued to us, our collaborators or our licensors will provide a basis for commercially viable products or will provide us with any competitive advantages or will not be challenged by third parties;
➢	we will develop additional proprietary technologies that are patentable;
➢	the patents of others will not have an adverse effect on our ability to do business; or
➢	new proprietary technologies from third parties, including existing licensors, will be available for licensing to us on reasonable commercial terms, if at all.

In addition, patent law outside the United States is uncertain and in many countries intellectual property laws are undergoing review and revision. The laws of some countries do not protect intellectual property rights to the same extent as U.S. laws. It may be necessary or useful for us to participate in opposition proceedings to determine the validity of our competitors’ patents or to defend the validity of any of our or our licensor’s future patents, which could result in substantial costs and would divert our efforts and attention from other aspects of our business. With respect to certain of our inventions, we have decided not to pursue patent protection outside the United States because we do not believe it is cost effective. Accordingly, our international competitors could develop and receive foreign patent protection for the technologies for which we are seeking U.S. patent protection, enabling them to sell products that we have developed.

Asserting, defending and maintaining our intellectual property rights could be difficult and costly, and failure to do so may diminish our ability to compete effectively and may harm our operating results. We may need to pursue lawsuits or legal action in the future to enforce our intellectual property rights, to protect our trade secrets and to determine the validity and scope of the proprietary rights of others. Competitors may have filed applications for patents, may have received patents and may obtain additional patents and proprietary rights relating to products or technology that block or compete with ours. We may have to participate in interference proceedings to determine the priority of invention and the right to a patent for the technology. Litigation and interference proceedings, even if they are successful, are expensive to pursue and time consuming, and we could use a substantial amount of our financial resources in either case.

We also rely in our business on trade secrets, know-how and other proprietary information that we seek to protect, in part, through the use of confidentiality agreements with employees, consultants, advisors and others. These agreements may be breached and may not provide meaningful protection for our proprietary information in the event of unauthorized use or disclosure of such information. In addition, even if these trade secret protections are effective, there can be no assurance that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to our trade secrets or disclose such technology. Our inability to maintain the proprietary nature of our technologies and processes could allow our competitors to limit or eliminate any competitive advantages we may have.

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(9)	We may be unable to successfully develop additional products, advanced materials and process technologies.

Products, materials and technologies we are currently researching and may choose to pursue in the future may require significant and lengthy development efforts before we can determine their technical and commercial viability. During the development process, we may experience technological issues that we may be unable to overcome. Because of these uncertainties, it is possible that some or all of these products, materials and technologies may not be successfully developed. If we are not able to continue to successfully develop new products, materials or technologies, we may be unable to generate significant product revenue or build a sustainable or profitable business.

(10)	Product liability or defects could negatively impact our business.

Any liability for damages resulting from malfunctions or design defects with our products and advanced materials could exceed the limits of our insurance coverage and could materially adversely affect our business, financial condition, results of operations and prospects. In addition, any well-publicized actual or perceived problem could adversely affect the market’s perception of our products and advanced materials, which could result in a decline in demand for our products and advanced materials and divert the attention of our management, which also could materially adversely affect our business, financial condition, results of operations and prospects.

(11)	Our growth may not be manageable and our business could suffer as a result.

Even if we are successful in developing our new business, failure to manage the growth could adversely affect our operations. We may experience extended periods of very rapid growth, which could place a significant strain on our management, operating, financial and other resources. Our future performance will depend in part on our ability to manage growth effectively. We must develop management information systems, including operating, financial, and accounting systems, improve project management systems and expand, train, and manage employees to keep pace with growth. Our inability to manage growth effectively could negatively affect results of operations and the ability to meet obligations as they come due.

(12)	If we acquire or invest in other companies, assets or technologies and we are not able to integrate them with our business, or we do not realize the anticipated financial and strategic goals for any of these transactions, our financial performance may be impaired.

As part of our growth strategy, we will consider acquiring or making investments in companies, assets or technologies that we believe are strategic to our business. We do not have extensive experience in integrating new businesses or technologies, and if we do succeed in acquiring or investing in a company or technology, we will be exposed to a number of risks, including:

➢	we may find that the acquired company, asset or technology does not further our business strategy, that we overpaid for the company, asset or technology or that the economic conditions underlying our acquisition decision have changed;
➢	we may have difficulty integrating the assets, technologies, operations or personnel of an acquired company, or retaining the key personnel of the acquired company;
➢	our ongoing business and management’s attention may be disrupted or diverted by transition or integration issues and the complexity of managing geographically or culturally diverse enterprises;
➢	we may encounter difficulty entering and competing in new product or geographic markets or increased competition, including price competition or intellectual property litigation; and
➢	we may experience significant problems or liabilities associated with product quality, technology and legal contingencies relating to the acquired business or technology, such as intellectual property or employment matters.

In addition, from time to time we may enter into negotiations for acquisitions or investments that ultimately are not consummated. These negotiations could result in significant diversion of management time, as well as substantial out-of-pocket costs. If we were to proceed with one or more significant acquisitions or investments in which the consideration included cash, we could be required to use a substantial portion of our available cash. To the extent we issue shares of capital stock or other rights to purchase capital stock, including options and warrants, existing stockholders might be diluted. In addition, acquisitions and investments may result in the incurrence of debt, large one-time write-offs, such as acquired in-process research and development costs, and restructuring charges.

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(13)	We depend on key management personnel, and the loss of any of these individuals could have a material adverse effect and make it more difficult to find a suitable company for a business combination.

Our ability to successfully effect a business combination will be largely dependent upon the efforts of our management team. We have not entered into any employment agreements with any of our management team at this time, nor have we obtained any “key man” life insurance on any of their lives. The loss of any of their services could have a material adverse effect on our ability to successfully achieve our business objectives, including seeking a suitable target business to effect a business combination.

(14)	Since our board of directors does not intend to pay dividends on our common stock in the foreseeable future, it is likely that our shareholders will only be able to realize a return on their investment by selling their shares.

We intend to retain our future earnings, if any, to support our operations and to finance the growth and development of our business and do not expect to pay cash dividends in the foreseeable future. As a result, the success of an investment in our common stock will likely depend upon any future appreciation in the value of our common stock. There is no guarantee that our common stock will appreciate in value or even maintain its current trading price.

(15)	If we are unable to hire and retain key personnel, we may not be able to implement our business plan and our business may fail.

Our future success depends, to a significant extent, on our ability to attract, train and retain capable technical, sales and managerial personnel. Recruiting and retaining capable personnel, particularly those with expertise in the solar power industry, is vital to our success. There is substantial competition for qualified technical and managerial personnel, and there can be no assurance that we will be able to attract or retain the necessary persons. If we are unable to attract and retain qualified employees, our business may fail and our investors could lose their investment.

(16)	A controlling percentage of our voting stock is held by a single stockholder, which will allow it to make key decisions and effect transactions without further stockholder approval.

Twenty Second Trust, the sole trustee of which is Micheal Nugent, our President & CEO, beneficially owns 64 per cent of our outstanding voting stock, on a fully diluted basis. Accordingly, Twenty Second Trust is able to control the outcome of stockholder votes, including votes concerning the election of directors, the adoption or amendment of provisions in our Articles of Incorporation and our Bylaws, and the approval of mergers and other significant corporate transactions. These factors may also have the effect of delaying or preventing a change in our management or our voting control. Our Articles of Incorporation do not provide for cumulative voting.

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(17)	We may issue shares of preferred stock with greater rights than our common stock, which may entrench management and result in dilution of our stockholders' investment.

Our Articles of Incorporation authorize the issuance of up to 50,000,000 shares of preferred stock, par value $0.0001 per share. The authorized but unissued preferred stock may be issued by our board of directors from time to time on any number of occasions, without stockholder approval, as one or more separate series of shares comprised of any number of the authorized but unissued shares of preferred stock, designated by resolution of our board of directors stating the name and number of shares of each series and setting forth separately for such series the relative rights, privileges and preferences thereof, including, if any, the: (i) rate of dividends payable thereon; (ii) price, terms and conditions of redemption; (iii) voluntary and involuntary liquidation preferences; (iv) provisions of a sinking fund for redemption or repurchase; (v) terms of conversion to common stock, including conversion price, and (vi) voting rights. Such preferred stock may enable our board of directors to hinder or discourage any attempt to gain control of us by a merger, tender offer at a control premium price, proxy contest or otherwise. Consequently, the preferred stock could entrench our management. The market price of our common stock could be depressed to some extent by the existence of the preferred stock. As of the date of this prospectus, no shares of preferred stock have been issued.

(18)	We will not be required to comply with all of the requirements of the Sarbanes-Oxley Act of 2002.

Because our securities are not currently quoted on NASDAQ, AMEX or the NYSE, we are not subject to all of the corporate governance requirements of the Sarbanes-Oxley Act of 2002, such as independent director standards and audit committee requirements. While we may choose to voluntarily adopt some of the requirements of Sarbanes-Oxley, you may not have all of the corporate governance protection afforded to investors in companies listed on NASDAQ, AMEX or the NYSE.

(19)	Applicable SEC rules governing the trading of "penny stocks" limit the liquidity of our common stock, which could make it difficult for our stockholders to sell their shares.

As the shares of our common stock are penny stock, many brokers are unwilling to effect transactions in that common stock which can make it difficult for our stockholders to sell their shares of our common stock if a market develops for that common stock. Our common stock is defined as a penny stock pursuant to Rule 3a51-1 pursuant to the Securities Exchange Act of 1934. Penny stock is subject to Rules 15g-1 through 15g-10 of the Securities Exchange Act of 1934. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

➢	Deliver to the customer, and obtain a written receipt for, a disclosure document;
➢	Disclose certain price information about the penny stock;
➢	Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;
➢	Send monthly statements to customers with market and price information about the penny stock; and
➢	In some circumstances, approve the purchasers account pursuant to certain standards and deliver written statements to the customer with information specified in those rules.

Rather than comply with those rules, many broker-dealers refuse to enter into penny stock transactions which may make it more difficult for investors to sell their shares of our common stock and thereby liquidate their investments.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion and analysis of financial condition and results of operation should be read in conjunction with the financial statements and the related notes. This discussion contains forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Our actual results and the timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors," "Description of Business" and elsewhere in this current report. See “Risk Factors” and “Description of Business”.

Overview

Our business is in the early stages of development. We presently have no solar power installations in operation and no products, materials or technological processes ready for commercialization.

We have not earned revenue since inception.

Our currently available capital and cash flows is generated from our activities through share subscriptions and loans from management and non-affiliated third parties and it is management’s intention that this will continue.

Our ultimate success will depend upon our ability to raise capital, including joint venture projects and debt or equity financings. Future financings through equity investments are likely to be dilutive to existing stockholders. Also, the terms of securities we may issue in future capital transactions may be more favorable for our new investors. Newly issued securities may include preferences, superior voting rights, and the issuance of warrants or other derivative securities, which may have additional dilutive effects. Further, we may incur substantial costs in pursuing future capital and financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. We may also be required to recognize non-cash expenses in connection with certain securities we may issue, such as convertible notes and warrants, which will adversely impact our financial condition.

Our ability to obtain needed financing may be impaired by such factors as the capital markets, both generally and specifically in the renewable energy industry, and the fact that we have not been profitable, which could impact the availability or cost of future financings. If the amount of capital we are able to raise from financing activities, together with our revenue from operations, is not sufficient to satisfy our capital needs, even to the extent that we reduce our operations accordingly, we may be required to cease operations.

As a result of the foregoing, our auditors have expressed doubt about our ability to continue as a going concern in our financial statements for the year ended December 31, 2011.

On June 25, 2012, Novagen completed the acquisition of all of the outstanding capital stock of Renegade Streetwear Pty Ltd., an Australian corporation ("Renegade"), from Rebecca Anderson, Robert Stapleton and Aija Annelli Haberman (the “Vendors”), for an aggregate of 400,000 shares of the registrant’s common stock (the “Acquisition”). Renegade is in the business of design, manufacture and distribution of V-Twin engines, custom motorcycles and related urban clothing under the Renegade brand. Novagen’s management believes that the acquisition of Renegade will enable Novagen to accelerate its development of products and services that provide clean technology solutions for today’s global challenges.

The acquisition of Renegade has been recorded according to the acquisition method required by the Financial Accounting Standards Board’s (“FASB”) Accounting Standard Codification Topic 805 Business Combinations (“ASC 805”). Under the acquisition method, the acquisition-date fair value of consideration transferred to effect the transaction, is allocated to the assets acquired and the liabilities assumed based on their fair values. Based on management’s assessment of the fair value of the assets and liabilities acquired, a gain of $398,676 on the acquisition of Renegade was recorded at the date of acquisition.

The fair values of the assets and liabilities obtained as a result of the acquisition of Renegade are as follows:

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Fair Value
$
Purchase consideration
Equity issued (400,000 shares of common stock)	76,000
-
Fair value of assets and liabilities obtained
Cash and cash equivalents	168
Receivables	293
Inventories	140,842
Property, plant and equipment	333,772
Payables	(399)
Identifiable assets and liabilities acquired	474,676

Gain recognized on bargain purchase	398,676

Results of Operations

December 31, 2011

We recorded a net loss of $18,502 for the year ended December 31, 2011, compared with a net loss of $64,209 for the year ended December 31, 2010. Operating expenses consisted of professional fees, consulting fees and other general corporate expenses.

Professional fees were $9,897 for the year ended December 31, 2011, compared with $39,828 for the year ended December 31, 2010. Professional fees incurred in fiscal year 2010 consist of legal and accounting fees associated with a registration statement filed with the SEC on August 27, 2010, preparation of our audited financial statements and our periodic reporting obligations.

Consulting fees for the year ended December 31, 2011 were $7,833, compared with $15,667 for the year ended December 31, 2010. All consulting fees incurred by Novagen in fiscal 2011 were related to Novagen’s corporate development initiatives.

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Liquidity and Capital Resources.

As of December 31, 2011, our total liabilities decreased to $267.

March 31, 2012.

We recorded a net loss of $125,893 for the three months ended March 31, 2012, compared with a net loss of $14,509 for the three months ended March 31, 2011. Operating expenses consisted of compensation related expenses, administration expenses, professional fees, and other general corporate expenses.

Compensation related expenses amounted to $62,597 for the three months ended March 31, 2012 compared with $nil for the three months ended March 31, 2011. The increase was due to the Company hired 7 employees during the period.

Administration expenses amounted to $18,274 for the three months ended March 31, 2012 compared with $8,042 for the three months ended March 31, 2011.

Professional fees were $15,669 for the three months ended March 31, 2012, compared with $6,467 for the three months ended March 31, 2011. Professional fees incurred consist of legal and accounting fees associated with a registration statement filed with the SEC, preparation of our audited financial statements and our periodic reporting obligations.

Liquidity and Capital Resources

As at March 31, 2012, we had total assets of $25,312 comprised of $20,142 in property and equipment, a value-added tax refund receivable of $4,698 and $472 in cash. This reflects an increase of the value of our total assets from $nil as at December 31, 2011.

As of March 31, 2012, our total liabilities increased to $149,696 from $267 as of December 31, 2011. The increase was primarily due to $135,151 in notes payable, $8,976 in payable withholding from salaries and wages and $5,569 in trade debt.

The Company entered into four notes payable at the end of March 2012 for a total $129,889 in Australian Dollars. These notes are demand notes with no guarantee, no stated maturity date bearing 5% annual interest on un-matured amounts and 10% on matured, unpaid amounts. As demand notes these notes are considered current liabilities. No interest was accrued as of March 31, 2012 and the reported balance owing in US Dollars was $135,151. These loans were from officers of the Company and its affiliates.

The Company has commitments from various venders for the contribution of inventory, vehicles, equipment and office equipment which are being negotiated in exchange for shares controlled by current directors and management of the Company. This negotiation is expected to be completed in the second quarter of 2012, but there can be no assurance that we will be successful in acquiring such assets on terms acceptable to us, or at all.

PROPERTIES

We do not presently own or have an interest in any real property.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2012, information concerning ownership of the Company’s securities by (i) each Director, (ii) each executive officer, (iii) all directors and executive officers as a group; and (iv) each person known to the Company to be the beneficial owner of more than five percent of each class. The number and percentage of shares beneficially owned includes any shares as to which the named person has sole or shared voting power or investment power and any shares that the named person has the right to acquire within 60 days.

	Beneficial Ownership
Name of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned	Percentage of Class
Micheal Nugent (1)	Common Stock	29,297,600	62%
Michael Norton-Smith	Common Stock	1,648,800	3%
All directors and executive officers, as a group	Common Stock	29,297,600	65%
Twenty Second Trust (1)	Common Stock	29,297,600	62%

(1)	By operation of Rule 16a-8 of the Exchange Act of 1934, as amended, the holding of 29,297,600 shares of the Company’s common stock by Twenty Second Trust is attributable to Micheal Nugent as the sole trustee of Twenty Second Trust.

The mailing address for all directors, executive officers and beneficial owners of more than 5% of our common stock is 9120 Double Diamond Parkway, Suite 2227, Reno, NV 89521.

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Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is considered to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof, upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which can be exercised within 60 days from the date hereof, have been exercised.

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth our directors, executive officers, promoters and control persons, their ages, and all offices and positions held. Directors are elected for a period of one year and thereafter serve until the stockholders duly elect their successor. Officers and other employees serve at the will of the Board.

Name	Position	Age	Term Period Served as Director/Officer

Micheal Nugent	CEO, President and a director	49	2011 to present

Michael Norton-Smith	CFO, Secretary and a director	65	2011 to present

Micheal Nugent

Micheal Nugent has served as the President, Chief Executive Officer and as a director of the Company since December 2011. Mr. Nugent has held senior executive positions and directorships with public and private companies in the United States and Australia since 1995. He is a certified diesel fitter in Australia. Mr. Nugent’s technical and corporate experience is expected to assist the Company with its efforts to implement profitable operations.

During the past five years, Mr. Nugent has held the following positions:

Position(s) Held	From	To	Employer	Business Operations

CEO	2011	Present	Loadstone Motor Corporation Pty Ltd.	engine development and manufacture
director, CEO	2009	Present	Roadships Holdings, Inc.	transport logistics
director, CEO	2008	Present	Nugent Aerospace, Inc.	non-operating
director, CEO	2008	Present	Fire From Ice, Inc.	non-operating
CEO	2006	Present	Adbax Truckside Management Pty Ltd.	transport industry service provider
CEO	2003	Present	Cycclone Magnetic Engines, Inc.	engine development
director	2001	Present	Roadships Australia Pty Ltd.	transportation logistics
director	2001	Present	Bronzelink Pty Ltd.	holding company

Michael Norton-Smith

Michael Norton-Smith has served as a director of the Company as well as its Treasurer and Secretary since December 2011. As Treasurer of the Company, Mr. Norton-Smith acts as the Company’s Chief Financial Officer and Principal Accounting Officer. Mr. Norton-Smith, is a certified public accountant in Australia with 35 years of financial and corporate experience. His engagement is expected to assist the Company with its efforts to implement profitable operations.

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During the past five years, Mr. Norton-Smith has held the following positions:

Position(s) Held	From	To	Employer	Business Operations

Director, Secretary	2009	Present	ACN 108 217 947 Pty Ltd	accounting & taxation services
Chief Financial Officer	2011	Present	Loadstone Motor Corporation Pty Ltd	engine development and manufacture
Director, Secretary	2003	Present	Patanga Investments Pty Ltd	consulting services
Director, Secretary, CFO	2010	Present	Remote Contractors Pty Ltd	earthmoving contractor
Director	2006	Present	Classic Livestock Management Services Pty Ltd	livestock assessment
Director	2010	Present	Coldgold Ltd	abalone farming
Director	2007	Present	MNSRA Pty Ltd	plantation investment
Director, Secretary	2010	Present	Platinum River Developments Pty Ltd	property development
Director, Secretary	2010	Present	Queensland Venture Capital Pty Ltd	non-operating
Director, Secretary	2010	Present	Southdav Australia Pty Ltd	non-operating
Director, Secretary	2010	Present	Southdav Pacific Pty Ltd	non-operating
Director/Secretary	2010	Present	JJM Property Investments Pty Ltd	non-operating
Director/Secretary	2009	Present	Carbonleaf Limited	non-operating

Family Relationships:

There is no family relationship among any of our officers and directors.

Involvement in Certain Legal Proceedings

To the knowledge of Novagen, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees as listed in Section 401(f) of Regulation S-K within the past ten years material to the evaluation of the ability and integrity of any director and executive officer of Novagen.

Committees of the Board

All proceedings of the board of directors for the fiscal year ended December 31, 2011 were conducted by resolutions consented to in writing by our board of directors and filed with the minutes of the proceedings of our board of directors. Novagen does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by the board of directors.

Novagen does not have any defined policy or procedure requirements for stockholders to submit recommendations or nominations for directors. The board of directors believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to the board of directors and we do not have any specific process or procedure for evaluating such nominees. The board of directors will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our President, Micheal Nugent, at the address appearing on the first page of this registration statement.

Audit Committee Financial Expert

We do not have a standing audit committee. Our directors perform the functions usually designated to an audit committee. Our board of directors has determined that Michael Norton-Smith qualifies as an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. All of our board members are also executive officers of the Company and therefore our board of directors has determined that we do not have a board member that qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(14) of the NASD Rules.

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We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. Our board of directors does not believe that it is necessary to have an audit committee because management believes that the functions of an audit committees can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any positive cash flows from operations to date.

As we generate revenue in the future, we intend to form a standing audit committee and identify and appoint a financial expert to serve on our audit committee.

Indemnification

Under our Articles of Incorporation and Bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

EXECUTIVE COMPENSATION

No compensation has been awarded, earned or paid to our officers during our last two completed fiscal years. We have no employment agreements with any of our officers. There is no arrangement pursuant to which any of our directors has been or is compensated for services provided as one of our directors. There are no stock option plans, retirement, pension, or profit sharing plans for the benefit of our officers or directors. We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

While we do not presently have any employment agreements with our officers and directors, we plan to enter into agreements with each of our key employees, including executive officers. Such agreements may include pension, health, annuity, insurance or similar benefit plans; and stock options, profit sharing plans and other incentive-based compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On July 5, 2012, Novagen entered into a material definitive agreement (the “Agreement”) to acquire all the issued and outstanding shares of Y Engine Developments Pty Ltd., an Australian company (“YED”), from Micheal Nugent, the sole officer and director of YED (the “Vendor”). Under the terms of the agreement, Novagen will issue 1 share of its common stock to Mr. Nugent in exchange for 1 ordinary share of YED. The acquisition of YED was to complete on September 14, 2012, but has not yet completed. Micheal Nugent is the President, Chief Executive Officer and a director of Novagen, as well as the controlling shareholder of Novagen through Twenty Second Trust.

On December 7, 2011, a company related to an officer of the Company forgave $5,000 used to pay for outstanding bills.

On December 7, 2011, a former director of the Company released the Company from all debt owing to him for disbursements incurred on behalf of the Company.

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On August 16, 2010, the Company issued 2,300,000 shares of common stock to the mother of the Company’s then sole director for total proceeds of $23,000.

On August 16, 2010 the Company issued 15,368,800 shares of common stock at a price of $0.01 per share to a creditor in full and final settlement of a debt of $153,688. Upon the issuance, the creditor owned 36% of the Company.

On August 16, 2010, the Company issued 5,855,800 shares of common stock to its sole director at a price of $0.01 per share, in full and final settlement of a debt of $58,558 owed to him by the Company for expenses incurred on the Company’s behalf.

Other than the transactions described above, there have been no transactions or proposed transactions in which we or any of our subsidiaries was or is to be a party (a) in which the amount involved exceeds the lesser of $120,000 at year-end or 1% of the average of Novagen’s total assets for the last two fiscal years, and (b) in which any of our promoters, directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any member of the immediate family of any of the foregoing persons, had, has or will have any direct or indirect material interest.

Director Independence

Our board of directors currently consists of Micheal Nugent and Michael Norton-Smith, both of whom are executive officers of the Company. We do not currently have any independent directors.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings that we believe will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

No Established Public Market for Common Stock

Our common stock is quoted on the OTC Bulletin Board under the symbol "NOVZ". Trading of our stock is sporadic and does not constitute an established public market for our shares. As of September 21, 2012, the last reported sale of our common stock on the OTC Bulletin Board was $0.19 per share. The registrar and transfer agent for our shares of common stock is Holladay Stock Transfer, Inc., located at 2939 North 67th Place, Scottsdale, Arizona 85251.

The following table sets forth the high and low bid prices of our common stock for the last two fiscal years and subsequent interim period, as reported by Pink OTC Markets Inc. and represents inter dealer quotations, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions:

Quarter Ended	High	Low
June 30, 2012	$0.04	$0.04
March 31, 2012	$0.04	0.04
December 31, 2011	$0.04	$0.03
September 30, 2011	$0.03	$0.03
June 30, 2011	$0.03	$0.03
March 31, 2011	-	-
December 31, 2010	$0.46	$0.11
September 30, 2010	$1.00	$0.13
June 30, 2010	$0.15	$0.15
March 31, 2010	$0.52	$0.15

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Holders

On September 21, 2012, the stockholders’ list of our shares of common stock showed 42 registered holders of our shares of common stock and 47,375,900 shares of common stock outstanding. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of shares of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

Dividend Policy

We have not declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Convertible Securities

We have not issued and do not have outstanding any other securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

Penny Stock Regulation

Our shares must comply with the Penny Stock Reform Act of 1990, which may potentially decrease our shareholders’ ability to easily transfer their shares. Broker-dealer practices in connection with transactions in "penny stocks" are regulated. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that must comply with the penny stock rules. Since our shares must comply with such penny stock rules, our shareholders will in all likelihood find it more difficult to sell their securities.

RECENT SALES OF UNREGISTERED SECURITIES

On June 25, 2012, the Company issued 400,000 shares of common stock to acquire all the issued and outstanding shares of Renegade Streetwear Pty Ltd., an Australian company, from unaffiliated persons not resident in the United States. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act.

On August 16, 2010, we issued 15,138,800 shares of our common stock to a creditor of Novagen at a price of $0.01 per share, in full and final settlement of a debt of $151,388 owed by Novagen to the creditor. The shares were issued without registration in reliance upon exemptions provided by Sections 4(2) and 4(6) of the Securities Act and Regulation D promulgated thereunder.

On August 16, 2010, we issued 230,000 shares of our common stock to a creditor of Novagen at a price of $0.01 per share, in full and final settlement of a debt of $2,300 owed by Novagen to the creditor. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act.

On August 16, 2010, we issued 5,855,800 shares of our common stock to Ophion Management Ltd., a company controlled by our sole officer and director, at a price of $0.01 per share, in full and final settlement of a debt of $58,558 owed by Novagen to our sole officer and director. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act.

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On August 16, 2010 we issued 10,000,000 shares of our common stock at a price of $0.01 per share to five purchasers for total cash proceeds of $100,000. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act. No general solicitation was made in connection with the offer or sale of these securities. One of the purchasers, who acquired 2,300,000 shares through the offering, is the mother of our former sole officer and director.

DESCRIPTION OF REGISTRANT’S SECURITIES

Common Stock

We are authorized to issue up to 100,000,000 shares of common stock, par value $0.0001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters submitted to a stockholder vote. Holders of our common stock do not have pre-emptive rights to purchase shares in any future issuance of our common stock. Our common stock does not carry any conversion rights and there are no redemption provisions.

Our common stock does not carry any cumulative voting rights. As a result, holders of a majority of the shares of common stock voting for the election of directors can elect all of our directors. At all meetings of stockholders, except where otherwise provided by statute or by our Articles of Incorporation or by our Bylaws, the presence in person or by proxy duly authorized by holders of not less than twenty percent (20%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. A vote by the holders of a majority of our outstanding shares is required to effect certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Holders of our common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. There are no provisions for a sinking fund in respect of our common stock.

Preferred Stock

We are authorized to issue up to 50,000,000 shares of preferred stock, par value $0.0001 per share, in one or more classes or series as may be determined by our board of directors, who may establish, from time to time, the number of shares to be included in each series, may fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Any preferred stock so issued by the board of directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. Moreover, under certain circumstances, the issuance of preferred stock or the existence of the unissued preferred stock might tend to discourage or render more difficult a merger or other change of control.

No shares of our preferred stock are currently outstanding. The issuance of shares of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.

Anti-takeover Effects of Our Articles of Incorporation and Bylaws

Our Articles of Incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of Novagen or changing its board of directors and management. According to our bylaws and Articles of Incorporation, neither the holders of our common stock nor the holders of our preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace our board of directors or for a third party to obtain control of Novagen by replacing its board of directors.

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Nevada Anti-Takeover laws

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

➢	the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or

➢	if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an "interested stockholder" having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Control Share Acquisitions.

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation's stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation's disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.

Transfer Agent

Our transfer agent and registrar is Holladay Stock Transfer, Inc., located at 2939 North 67th Place, Scottsdale, Arizona 85251.

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INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada law provides for discretionary indemnification for each person who serves as one of our directors or officers. We may indemnify such individuals against all costs, expenses and liabilities incurred in a threatened, pending or completed action, suit or proceeding brought because such individual is one of our officers or directors. Such individual must have conducted himself in good faith and reasonably believed that his conduct was in, or not opposed to, our best interests. In a criminal action, he must not have had a reasonable cause to believe his conduct was unlawful.

Article Twelfth of our Articles of Incorporation states that no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the NRS. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Under Article IX, our bylaws provide the following indemnification:

01. Indemnification

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action proceeding, had reasonable cause to believe that such person's conduct was unlawful.

02. Derivative Action

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in the Corporation's favor by reason of the fact that such person is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) and amount paid in settlement actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to amounts paid in settlement, the settlement of the suit or action was in the best interests of the Corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or wilful misconduct in the performance of such person's duty to the Corporation unless and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper. The termination of any action or suit by judgment or settlement shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation.

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03. Successful Defense

To the extent that a Director, Trustee, Officer, employee or Agent of the Corporation has been successful on the merits or otherwise, in whole or in part in defense of any action, suit or proceeding referred to in Paragraphs .01 and .02 above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

04. Authorization

Any indemnification under Paragraphs .01 and .02 above (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Trustee, Officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Paragraphs .01 and .02 above. Such determination shall be made (a) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (b) is such a quorum is not obtainable, by a majority vote of the Directors who were not parties to such action, suit or proceeding, or (c) by independent legal counsel (selected by one or more of the Directors, whether or not a quorum and whether or not disinterested) in a written opinion, or (d) by the Stockholders. Anyone making such a determination under this Paragraph .04 may determine that a person has met the standards therein set forth as to some claims, issues or matters but not as to others, and may reasonably prorate amounts to be paid as indemnification.

05. Advances

Expenses incurred in defending civil or criminal action, suit or proceeding shall be paid by the Corporation, at any time or from time to time in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Paragraph .04 above upon receipt of an undertaking by or on behalf of the Director, Trustee, Officer, employee or agent to repay such amount unless it shall ultimately be by the Corporation is authorized in this Section.

06. Nonexclusivity

The indemnification provided in this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, Trustee, Officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

07. Insurance

The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, Trustee, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Trustee, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability assessed against such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability.

08. "Corporation" Defined

For purposes of this Section, references to the "Corporation" shall include, in addition to the Corporation, an constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had the power and authority to indemnify its Directors, Trustees, Officers, employees or agents, so that any person who is or was a Director, Trustee, Officer, employee or agent of such constituent corporation or of any entity a majority of the voting Shares of which is owned by such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Trustee, Officer, employee or agent of the corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving Corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

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09. Further Bylaws

The Board of Directors may from time to time adopt further Bylaws with specific respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

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Item 5.06 Change in Shell Company Status

On January 3, 2012, Novagen incorporated a wholly owned subsidiary, Novagen Pty Ltd., under the laws of Australia (the “Subsidiary”). The Subsidiary employed seven full-time employees and had immediately commenced operations as a developer of environmentally sustainable solutions through innovative and eco-friendly products and technologies. Novagen’s management determined that as of the formation of the Subsidiary on January 3, 2012, Novagen had ceased to be a “shell company” as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”),. On January 9, 2012, the Company filed a Current Report on Form 8-K giving notice under Item 5.06 thereof that it was no longer a shell company.

The SEC has expressed its belief that Novagen was a shell company until the completion of the acquisition of Renegade Streetwear Pty Ltd. Novagen is therefore filing this amended Current Report on Form 8-K as if it were a shell company immediately prior to the acquisition of Renegade.

Management of the Company believes that Novagen Solar Inc. was not a “shell company,” as that term is defined in Rule 12b-2 of the Exchange Act, from and after completion of the acquisition of Renegade.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The Consolidated Financial Statements of Renegade Streetwear Pty Ltd. as of December 31, 2011 and for the twelve months ended December 31, 2011 and accompanying consolidated notes are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The Unaudited Condensed Consolidated Financial Statements of Renegade Streetwear Pty Ltd as of March 31, 2012 and for the three months ended March 31, 2012 and accompanying consolidated notes are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements are included as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

(i) Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2012;

(ii) Unaudited Pro Forma Combined Condensed Statements of Operations for the twelve months ended December 31, 2011 and the three months ended March 31, 2012; and

(iii) Notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

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(d) Exhibits

Exhibit No.	Document

3.1	Amended and Restated Articles of Incorporation of Novagen Solar Inc. (1)
3.2	Amended and Restated Bylaws of Novagen Solar Inc. (1)
10.1	Agreement For Sale & Purchase of Shares, dated June 1, 2012 (2)
21.0	Subsidiaries of Novagen Solar Inc.
99.1	Audited Financial Statements of Renegade Streetwear Pty Ltd. as of December 31, 2011 and for the twelve months ended December 31, 2011 and accompanying consolidated notes
99.2	Interim Financial Statements of Renegade Streetwear Pty Ltd. as of March 31, 2012 and for the three months ended March 31, 2012 and accompanying consolidated notes
99.3	Unaudited Pro Forma Combined Condensed Financial Statements of Novagen Solar Inc., as at March 31, 2012

(1) Filed as an exhibit to the Company’s Form 10-K filed with the SEC on May 17, 2010 and incorporated herein by reference.

(2) Filed as an exhibit to the Company’s Form 8-K filed with the SEC on July 16, 2010 and incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.

/s/ Micheal Nugent

Micheal Nugent

President & CEO

Date: September 21, 2012